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                                                                   EXHIBIT 10.31



October 3, 2000

VIA FAX
(631) 752-3558

Michael Strauss
Chairman and Chief Executive Officer
CellMetrix, Inc.
1800 Walt Whitman Road
Melville, NY  11747   USA

Dear Michael:

This letter confirms the mutual termination of the Patent and Technology License and Registration Rights Agreement between AccuMed International, Inc. ("AccuMed") and BCAM International, Inc. (renamed CellMetrix, Inc. "CellMetrix") dated March 29, 2000, as amended by a letter agreement dated August 11, 2000 (the "Agreement"). Such termination was effective as of September 1, 2000.
Section 9.5 of the Agreement specifies the provisions of the Agreement which survive its termination and remain in full force and effect.

AccuMed International, Inc.



By:   /s/ NORMAN J. PRESSMAN
    ------------------------------------------
      Norman J. Pressman, Ph.D.
      President and Chief Scientific Officer



Agreed and acknowledged:
CellMetrix, Inc.



By: /s/ MICHAEL STRAUSS                     Date: October 3, 2000
    ------------------------------                ------------------------------
      Michael Strauss
      Chairman and Chief Executive Officer


(Please return executed confirmation to sender via fax)